Exhibit 99.1

Red Robin Gourmet Burgers Files Annual Report on Form 10-K,

Restates Results to Reflect Lease Accounting Adjustments

Company Also Files Request to Continue Nasdaq Listing

Greenwood Village, CO — (BUSINESS WIRE) – April 6, 2005 – Red Robin Gourmet Burgers, Inc. (Nasdaq: RRGBE), a casual dining restaurant chain that serves an imaginative selection of high quality gourmet burgers to America’s families, particularly women, teens and tweens, today announced that it has filed with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2004. The Company said that it is now current with respect to its required SEC filings, and as such, it has also filed a request with The Nasdaq Stock Market, Inc. to continue the listing of the Company’s common stock. The Company had previously announced that it had received notice from Nasdaq of potential delisting due to the Company’s failure to file its 2004 Form 10-K on a timely basis. The Company’s request stays the delisting action pending the issuance of a final determination by Nasdaq.

Like many other companies in the retail and restaurant industries, Red Robin has been reviewing its accounting treatment for leases, rent holidays and tenant improvement allowances in light of the views expressed by the Office of the Chief Accountant of the SEC in a February 7, 2005 letter to the American Institute of Certified Public Accountants. Changes to the Company’s lease accounting as a result of the review include adjusting lease terms, as defined in Statement of Financial Accounting Standards No. 13, “Accounting for Leases,” to recognize the effect of renewal options that are reasonably assured of being exercised, the straight-line effect over the lease term of escalating rents during the option periods and the effect of expensing pre-opening rent holidays over the related lease terms. As a result of its review, the Company also adjusted the manner in which it accounts for tenant improvement allowances. As a result of these changes, the Company, in consultation with its independent registered public accounting firm, determined to restate its financial statements for the fiscal years ended December 28, 2003 and December 29, 2002. The audited financial statements included in the Form 10-K for each of these fiscal years and for the fiscal year ended December 26, 2004 reflect the corrections and adjustments resulting from the changes in lease accounting, as well as certain immaterial adjustments, reclassifications and corrections as described in further detail in the financial statements.

The cumulative effect of the restatement resulted in an increase in the accumulated deficit of $590,000 as of December 31, 2001, and decreases in net income of $288,000 ($0.02 per share) and $377,000 ($0.03 per share) from the amounts previously reported for the fiscal years ended December 28, 2003 and December 29, 2002, respectively. The financial statements included in the Form 10-K contain a reconciliation of the restated results for these periods to those that had previously been reported. For the fiscal year ended December 26, 2004, the Company reported net income of $23.4 million, or $1.43 per share, after giving effect to the lease accounting and other adjustments described in the financial statements included in the Form 10-K. The figures for 2004 reflect a reduction in net income of approximately $685,000, or $0.04 per share, from the preliminary, unaudited figures that were previously reported by the Company in its February 14, 2005 press release. The restatement adjustments had no impact on revenues, comparable restaurant sales or cash balances for the relevant periods, nor did they affect the Company’s compliance with covenants under its current credit facility.

The Form 10-K also discloses that as a consequence of the restatement of the Company’s historical financial statements, the Company’s management concluded that a material weakness existed in the Company’s internal control over financial reporting, and to such extent, the Company’s internal control over financial reporting as of December 26, 2004, was not effective.

The Company intends to file amended quarterly reports for the quarters ended April 18, 2004, July 11, 2004 and October 3, 2004 as soon as practicable. Each of these amended filings will include disclosure of the effects of the lease accounting adjustments on the financial statements, including net income, of each of the periods included in the unaudited financial statements.

The Company’s management also intends to provide updated guidance for the first quarter and full-year fiscal 2005 after the stock markets close on Monday, April 11, 2005.

About Red Robin Gourmet Burgers

Red Robin Gourmet Burgers (www.redrobin.com) is a casual dining restaurant chain that serves an imaginative selection of high quality gourmet burgers to America’s families, particularly women, teens and tweens. Red Robin serves gourmet burgers in a variety of recipes with bottomless fries, as well as many other items including salads, soups, appetizers, entrees, desserts, and its signature Mad Mixology® specialty beverages. There are more than 260 Red Robin locations across the United States and Canada, including both company-owned locations and those operated under franchise or license agreements.

Forward-Looking Statements

Certain information contained in this press release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this press release are based on information available to us on the date hereof. Such statements speak only as of the date hereof and we assume no obligation to update such forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include, but are not limited to, the following: our ability to achieve and manage our planned expansion; our ability to raise capital in the future; the ability of our franchisees to open and manage new restaurants; our franchisees’ adherence to our practices, policies and procedures; changes in the availability and cost of food; potential fluctuation in our quarterly operating results due to seasonality and other factors; the continued service of key management personnel; the concentration of our restaurants in the Western United States; our ability to protect our name and logo and other proprietary information; changes in consumer preferences, general economic conditions or consumer discretionary spending; health concerns about our food products and food preparation; our ability to attract, motivate and retain qualified team members; the impact of federal, state or local government regulations relating to our team members or the sale of food or alcoholic beverages; the impact of litigation; the effect of competition in the restaurant industry; cost and availability of capital; our ability to comply with Section 404 of the Sarbanes-Oxley Act and the effectiveness of our internal controls over financial reporting; additional costs associated with compliance and corporate governance, including the Sarbanes-Oxley Act and related regulations and requirements; the continued listing of our common stock on the The Nasdaq Stock Market, Inc.; and other risk factors described from time to time in SEC reports filed by Red Robin.

For further information contact:

Don Duffy

Integrated Corporate Relations

203-682-8200

RED ROBIN GOURMET BURGERS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

	December 26, 2004	December 28, 2003 (1)
Assets:
Current Assets:
Cash and cash equivalents	$4,980	$4,871
Accounts receivable, net	2,345	1,146
Inventories	5,422	4,357
Prepaid expenses and other current assets	4,401	3,977
Income tax refund receivable	1,779	1,172
Deferred tax asset	1,605	757
Restricted current assets—marketing funds	1,145	959

Total current assets	21,677	17,239

Property and equipment, net	205,304	154,410
Deferred tax asset	1,468	5,848
Goodwill, net	25,720	25,720
Other intangible assets, net	7,584	8,118
Other assets, net	2,748	3,047

Total assets	$264,501	$214,382

Liabilities and Stockholders’ Equity:
Current Liabilities:
Trade accounts payable	$9,759	$9,139
Accrued payroll and payroll related liabilities	14,637	12,161
Unredeemed gift certificates	5,646	3,997
Accrued liabilities	7,241	5,913
Accrued liabilities—marketing funds	1,145	959
Current portion of long-term debt and capital lease obligations	3,148	1,422

Total current liabilities	41,576	33,591

Deferred rent payable	13,378	10,655
Long-term debt and capital lease obligations	44,595	36,206
Other non-current liabilities	3,219	1,544
Commitments and contingencies	—	—
Stockholders’ Equity:
Common stock; $.001 par value: 30,000,000 shares authorized; 16,146,486 and 15,969,723 shares issued and outstanding	16	16
Preferred stock, $.001 par value: 3,000,000 shares authorized; no shares issued and outstanding	—	—
Additional paid-in capital	125,685	122,184
Deferred stock compensation	(50)	(130)
Receivables from stockholders/officers	(4,155)	(6,432)
Accumulated other comprehensive loss, net of tax	—	(108)
Retained earnings	40,237	16,856

Total stockholders’ equity	161,733	132,386

Total liabilities and stockholders’ equity	$264,501	$214,382

(1)	The consolidated financial statements included in this press release contain restated results for 2003. A description of the adjustments related to our restatement for the consolidated balance sheet as of December 28, 2003 as well as the effects of the changes on our consolidated statements of income and cash flows for 2003 can be found in Note 3 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 26, 2004, as filed with the Securities and Exchange Commission on April 6, 2005.

RED ROBIN GOURMET BURGERS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

	Twelve-Weeks Ended		Year Ended
	December 26, 2004	December 28, 2003 (1)	December 26, 2004	December 28, 2003 (1)
Revenues:
Restaurant	$96,039	$78,410	$396,995	$318,878
Franchise royalties and fees	2,837	2,352	11,769	9,320
Rent revenue	41	41	300	409

Total revenues	98,917	80,803	409,064	328,607

Costs and expenses:
Restaurant operating costs:
Cost of sales	22,837	18,696	93,280	75,067
Labor	32,239	27,755	136,817	112,872
Operating	14,034	11,724	57,158	48,085
Occupancy	6,252	5,114	25,242	21,248
Restaurant closures and impairment	—	—	—	—
Depreciation and amortization	5,091	4,088	21,070	16,395
General and administrative	7,208	4,866	28,675	21,990
Franchise development	663	668	4,063	2,848
Pre-opening costs	1,370	916	5,143	3,891

Total costs and expenses	89,694	73,827	371,448	302,396

Income from operations	9,223	6,976	37,616	26,211
Other (income) expense:
Interest expense	683	643	2,706	2,974
Interest income	(74)	(85)	(322)	(341)
Loss on extinguishment of debt	—	—	—	258
Gain on sale of property	—	—	(257)	—
Other	28	(33)	89	(14)

Total other expenses	637	525	2,216	2,877

Income before income taxes	8,586	6,451	35,400	23,334
Provision for income taxes	2,885	2,295	12,019	7,888

Net income	$5,701	$4,156	$23,381	$15,446

Earnings per share:
Basic	$0.35	$0.27	$1.46	$1.02

Diluted	$0.34	$0.26	$1.43	$1.00

Weighted average shares outstanding:
Basic	16,088	15,483	16,022	15,182

Diluted	16,562	15,824	16,406	15,465

(1)	The consolidated financial statements included in this press release contain restated results for 2003. A description of the adjustments related to our restatement for the consolidated balance sheet as of December 28, 2003 as well as the effects of the changes on our consolidated statements of income and cash flows for fiscal 2003 can be found in Note 3 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 26, 2004, as filed with the Securities and Exchange Commission on April 6, 2005.

RED ROBIN GOURMET BURGERS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Year Ended
	December 26, 2004	December 28, 2003 (1)
Cash Flows From Operating Activities:
Net income	$23,381	$15,446
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,070	16,395
Provision for deferred income taxes	3,532	3,245
Income tax benefit on exercise of stock options	1,771	385
Amortization of debt issuance costs	546	493
Write-off of unamortized debt issuance costs	—	186
Amortization of deferred stock-based compensation	80	80
Provision for doubtful accounts, net of charge-offs	7	10
Gain on sale of property and equipment	(256)	(43)
Accrued interest on stockholders/officers notes, net	(44)	(259)
Changes in operating assets and liabilities:
Accounts receivable	(1,206)	486
Inventories	(1,065)	(1,068)
Prepaid expenses and other current assets	(424)	(859)
Income tax refund receivable	(607)	(1,017)
Other assets	(458)	(1,650)
Trade accounts payable and accrued liabilities	7,856	7,149
Deferred rent payable	1,338	1,065

Net cash provided by operating activities	55,521	40,044

Cash Flows From Investing Activities:
Proceeds from sales of real estate, property and equipment	1,101	860
Purchases of property and equipment	(70,652)	(54,754)

Net cash used in investing activities	(69,551)	(53,894)

Cash Flows From Financing Activities:
Borrowings of long-term debt	22,948	38,000
Payments of long-term debt and capital leases	(12,861)	(42,057)
Debt issuance costs	—	(756)
Proceeds from sale of common stock, net of offering costs	—	17,963
Proceeds from exercise of stock options and employee stock purchase plan	1,731	695
Repayment of stockholders/officers note	2,321	79

Net cash provided by financing activities	14,139	13,924

Net increase in cash and cash equivalents	$109	$74
Cash and cash equivalents, beginning of period	4,871	4,797

Cash and cash equivalents, end of period	$4,980	$4,871

(1)	The consolidated financial statements included in this press release contain restated results for 2003. A description of the adjustments related to our restatement for the consolidated balance sheet as of December 28, 2003 as well as the effects of the changes on our consolidated statements of income and cash flows for fiscal 2003 can be found in Note 3 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 26, 2004, as filed with the Securities and Exchange Commission on April 6, 2005.

Schedule 1

Reconciliation of Restaurant-Level Operating Profit to Income

from Operations and Net Income

The Company defines restaurant-level operating profit to be restaurant revenues minus restaurant-level operating costs, excluding restaurant closures and impairment costs. It does not include general and administrative costs, depreciation and amortization, franchise development costs and pre-opening costs. The Company believes that restaurant-level operating profit is an important measure of financial performance because it is widely regarded in the restaurant industry as a useful metric by which to evaluate a company’s restaurant-level operating efficiency and performance. The Company excludes restaurant closure costs as they do not represent a component of the efficiency of continuing operations. Restaurant impairment costs are excluded, because, similar to depreciation and amortization, they represent a non-cash charge for the Company’s investment in its restaurants and not a component of the efficiency of restaurant operations. Restaurant-level operating profit is not a measurement determined in accordance with generally accepted accounting principles (“GAAP”) and should not be considered in isolation or as an alternative to income from operations or net income as indicators of financial performance. Restaurant-level operating profit as presented may not be comparable to other similarly titled measures of other companies. The table that follows sets forth the Company’s calculation of restaurant-level operating profit and a reconciliation to income from operations and net income, the most directly comparable GAAP measures.

	Twelve-Weeks Ended		Year Ended
	December 26, 2004	December 28, 2003 (1)	December 26, 2004	December 28, 2003 (1)
Restaurant sales	$96,039	$78,410	$396,995	$318,878

Restaurant operating costs:
Cost of sales	22,837	18,696	93,280	75,067
Labor	32,239	27,755	136,817	112,872
Operating	14,034	11,724	57,158	48,085
Occupancy	6,252	5,114	25,242	21,248

Restaurant-level operating profit	20,677	15,121	84,498	61,606

Add – Other Revenues	2,878	2,393	12,069	9,729

Deduct – Other Operating Expenses:
Depreciation and amortization	5,091	4,088	21,070	16,395
General and administrative	7,208	4,866	28,675	21,990
Franchise development	663	668	4,063	2,848
Pre-opening costs	1,370	916	5,143	3,891

Total Other Operating Expenses	14,332	10,538	58,951	45,124

Income from operations	9,223	6,976	37,616	26,211

Total other expenses	637	525	2,216	2,877
Provision for income taxes	2,885	2,295	12,019	7,888

Total Other	3,522	2,820	14,235	10,765

Net income	$5,701	$4,156	$23,381	$15,446

(1)	The consolidated financial statements included in this press release contain restated results for 2003. A description of the adjustments related to our restatement for the consolidated balance sheet as of December 28, 2003 as well as the effects of the changes on our consolidated statements of income and cash flows for fiscal 2003 can be found in Note 3 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 26, 2004, as filed with the Securities and Exchange Commission on April 6, 2005.